Exhibit 99.1

Entegris Reports Fourth Quarter and Year End Results

The Company Reports Fourth-Quarter Sales of $168 million and Non-GAAP EPS of $0.09

New Share Repurchase Plan Announced

BILLERICA, Mass., January 31, 2013 – Entegris, Inc. (Nasdaq: ENTG) today reported its financial results for the Company’s fourth quarter and fiscal year ended December 31, 2012.

The Company recorded fourth-quarter sales of $167.8 million, an increase of two percent from the prior year, and a nine percent decline sequentially. Net income was $11.3 million, or $0.08 per share. These results included amortization of intangible assets of $2.3 million. Non-GAAP earnings per share of $0.09 in the fourth quarter of 2012 compared to $0.15 in the fourth quarter a year ago and $0.16 in the third quarter of 2012. A reconciliation table of GAAP to non-GAAP earnings per share is contained in this press release.

Fiscal 2012 sales were $716 million, representing a four percent decline compared to sales of $749 million in 2011. Net income per share of $0.50 compared to net income of $0.91 per share a year earlier, which included a one-time tax benefit of $0.15 per share. On a non-GAAP basis, net income per share in fiscal 2012 was $0.55 compared with net income per share of $0.79 for the year earlier.

Bertrand Loy, president and chief executive officer, said: “Our sales in the fourth quarter declined sequentially as expected, and reflected continued soft business trends in the microelectronics and semiconductor industries. Even so, sales of our filtration products grew in the quarter as liquid filter sales reached record levels for the quarter and the year. This reflects our deepening collaboration with the leading customers in our industry as they address contamination and materials handling challenges in their most advanced manufacturing processes.

“Fourth-quarter operating results were adversely impacted by sales mix and lower utilization at our manufacturing facilities. However, we maintained tight control of our operating expenses, which included $2.4 million, or $0.01 per share, of severance costs related to organizational realignments in a number of areas around the company. For the year, we generated $115 million in cash from operations and ended the year with $350 million in cash, cash equivalents, and short-term investments.

“As we move through 2013, we are committed to strategic allocation of our capital, which over time includes a goal of meaningfully reducing our outstanding share count. To accomplish this, our Board of Directors has authorized a new share repurchase program covering up to $50 million to repurchase,” Loy said.

For the fiscal first quarter ending March 30, 2013, the Company expects sales to be $160 million to $170 million and EPS to range between $0.07 and $0.10. On a non-GAAP basis, EPS is expected to range from $0.08 to $0.11, which reflects Non-GAAP net income in the range of $11 million to $15 million, adjusted for expected amortization expense of $2.3 million or $0.01 per share.

Fourth-Quarter Results Conference Call Details

Entegris will hold a conference call to discuss its results for the fourth quarter on Thursday, January 31, 2013, at 10:00 a.m. Eastern Time. Participants should dial 1-719-457-2645 or 1-888-455-2296, referencing confirmation code 6035420. Participants are asked to dial in 8 to 13 minutes prior to the start of the call. A replay of the call will be available starting at 1:00 p.m. ET on January 31 until March 16, 2013. The replay can be accessed by using passcode 6035420 after dialing 1-719-457-0820 or 1-888-203-1112. A live and on-demand webcast of the call can also be accessed from the investor relations section of Entegris’ website at www.entegris.com.

ABOUT ENTEGRIS

Entegris is a leading provider of a wide range of products for purifying, protecting and transporting critical materials used in processing and manufacturing in the semiconductor and other high-technology industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.

NON-GAAP INFORMATION

The Company’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA and Adjusted Operating Income together with related measures thereof, and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the SEC. These financial measures are provided as a complement to financial measures provided in accordance with GAAP. We provide non-GAAP financial measures in order to better assess and reflect operating performance. Management believes the non-GAAP measures help indicate our baseline performance before certain gains, losses or other charges that may not be indicative of our business or future outlook. We believe these non-GAAP measures will aid investors’ overall understanding of our results by providing a higher degree of transparency for certain expenses and providing a level of disclosure that will help investors understand how we plan and measure our business. The presentation of non-GAAP measures is not meant to be considered in isolation, as a substitute for, or superior to, financial measures or information provided in accordance with GAAP. The calculations of Adjusted EBITDA margin, Adjusted Operating Income, and non-GAAP EPS are included elsewhere in this release.

Forward-Looking Statements

Certain information contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this press release, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange

Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Related to our Borrowings”, “Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in Item 1A of our Annual Report on Form 10–K for the fiscal year ended December 31, 2011, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	December 31, 2012	September 29, 2012	December 31, 2011
Net sales	$167,818	$184,449	$163,922
Cost of sales	101,357	102,517	96,308

Gross profit	66,461	81,932	67,614
Selling, general and administrative expenses	37,273	39,095	32,398
Engineering, research and development expenses	12,911	13,314	11,029
Amortization of intangible assets	2,335	2,389	2,462

Operating income	13,942	27,134	21,725
Interest expense (income), net	2	(40)	9
Other (income) expense, net	(897)	1,481	(102)

Income before income taxes and equity in affiliates	14,837	25,693	21,818
Income tax expense (benefit)	3,581	7,656	(18,333)
Equity in net income of affiliates	—	—	(10)

Net income.	$11,256	$18,037	$40,161

Basic net income per common share:	$0.08	$0.13	$0.30
Diluted net income per common share:	$0.08	$0.13	$0.29

Weighted average shares outstanding:
Basic	137,867	137,453	135,509
Diluted	138,907	138,499	137,032

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Twelve months ended
	December 31, 2012	December 31, 2011
Net sales	$715,903	$749,259
Cost of sales	408,520	423,329

Gross profit	307,383	325,930
Selling, general and administrative expenses	147,405	140,847
Engineering, research and development expenses	50,940	47,980
Amortization of intangible assets	9,594	10,225

Operating income	99,444	126,878
Interest (income) expense, net	(10)	659
Other income, net	(249)	(1,745)

Income before income taxes	99,703	127,964
Income tax expense	30,881	4,217
Equity in net income of affiliates	(3)	(499)

Net income	68,825	124,246
Net income attributable to noncontrolling interest	—	400

Net income attributable to Entegris, Inc.	$68,825	$123,846

Amounts attributable to Entegris, Inc.:
Basic net income per common share:	$0.50	$0.92
Diluted net income per common share:	$0.50	$0.91

Weighted average shares outstanding:
Basic	137,306	134,685
Diluted	138,412	136,223

Entegris, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2012	December 31, 2011
ASSETS
Cash and cash equivalents	$330,419	$273,593
Short-term investments	19,995	—
Accounts receivable, net	94,016	107,223
Inventories	99,144	93,937
Deferred tax assets, deferred tax charges and refundable income taxes	20,201	15,805
Other current assets and assets held for sale	15,549	12,441

Total current assets	579,324	502,999

Property, plant and equipment, net	157,021	130,554

Intangible assets	49,416	56,453
Deferred tax assets – non-current	17,167	25,119
Other assets	8,616	9,538

Total assets	$811,544	$724,663

LIABILITIES AND EQUITY
Accounts payable	$36,341	$30,609
Accrued liabilities	51,263	47,841
Income tax payable and deferred tax liabilities	5,659	14,144

Total current liabilities	93,263	92,594

Other liabilities	23,482	23,831
Equity	694,799	608,238

Total liabilities and equity	$811,544	$724,663

Entegris, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Operating activities:
Net income	$11,256	$40,161	$68,825	$124,246
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,151	6,547	28,013	26,839
Amortization	2,335	2,462	9,594	10,225
Stock-based compensation expense	1,851	1,735	9,881	7,519
Deferred tax valuation allowance and other tax items	12,012	(19,254)	10,822	(19,367)
Other	198	978	1,903	541
Changes in operating assets and liabilities:
Trade accounts and notes receivable	14,916	3,652	10,626	19,336
Inventories	3,505	7,836	(6,118)	3,632
Accounts payable and accrued liabilities	4,737	(289)	6,265	(15,127)
Income taxes payable and refundable income taxes	(9,351)	418	(9,897)	(433)
Other	(10,269)	270	(14,752)	(125)

Net cash provided by operating activities	38,341	44,516	115,162	157,286

Investing activities:
Acquisition of property and equipment	(10,813)	(6,121)	(49,929)	(30,267)
Purchases of short-term investments, net of proceeds from maturities	(11,994)	2,000	(19,990)	(47)
Other	229	440	(2,548)	1,883

Net cash used in investing activities	(22,578)	(3,681)	(72,467)	(28,431)

Financing activities:
Issuance of common stock	2,742	6,034	7,431	11,690
Other	2,550	259	3,459	(826)

Net cash provided by financing activities	5,292	6,293	10,890	10,864

Effect of exchange rate changes on cash	1,534	(572)	3,241	(80)

Increase in cash and cash equivalents	22,589	46,556	56,826	139,639
Cash and cash equivalents at beginning of period	307,830	227,037	273,593	133,954

Cash and cash equivalents at end of period	$330,419	$273,593	$330,419	$273,593

Entegris, Inc. and Subsidiaries

Segment Information

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
Net sales	December 31, 2012	September 29, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Contamination Control Solutions	$110,266	$112,876	$105,062	$461,838	$483,958
Microenvironments	42,684	54,421	40,116	182,375	182,150
Specialty Materials	14,868	17,152	18,744	71,690	83,151

Total net sales	$167,818	$184,449	$163,922	$715,903	$749,259

	Three Months Ended			Twelve Months Ended
Segment profit	December 31, 2012	September 29, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Contamination Control Solutions	$22,438	$27,166	$26,082	$116,356	$140,313
Microenvironments	6,401	16,771	6,201	37,223	29,959
Specialty Materials	1,046	2,112	4,340	12,230	18,255

Total segment profit	29,885	46,049	36,623	165,809	188,527
Amortization of intangibles	(2,335)	(2,389)	(2,462)	(9,594)	(10,225)
Unallocated expenses	(13,608)	(16,526)	(12,436)	(56,771)	(51,424)

Total operating income	$13,942	$27,134	$21,725	$99,444	$126,878

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Adjusted Operating Income and Adjusted EBITDA

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	September 29, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Net sales	$167,818	$184,449	$163,922	$715,903	$749,259

Net income attributable to Entegris, Inc.	$11,256	$18,037	$40,161	$68,825	$123,846
Adjustments to net income attributable to Entegris, Inc.
Net income attributable to noncontrolling interest	—	—	—	—	400
Equity in net income of affiliates	—	—	(10)	(3)	(499)
Income tax (benefit) expense	3,581	7,656	(18,333)	30,881	4,217
Other (income) expense, net	(897)	1,481	(102)	(249)	(1,745)
Interest expense (income), net	2	(40)	9	(10)	659

GAAP – Operating income	13,942	27,134	21,725	99,444	126,878
Amortization of intangible assets	2,335	2,389	2,462	9,594	10,225
Charge associated with CEO succession and transition plan	—	3,928	—	3,928	—
Gain associated with pension curtailment	—	—	—	—	(726)

Adjusted operating income	16,277	33,451	24,187	112,966	136,377
Depreciation	7,151	7,349	6,547	28,013	26,839

Adjusted EBITDA	$23,428	$40,800	$30,734	$140,979	$163,216

Adjusted operating margin	9.7%	18.1%	14.8%	15.8%	18.2%
Adjusted EBITDA – as a % of net sales	14.0%	22.1%	18.7%	19.7%	21.8%

Entegris, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Earnings per Share

(In thousands)

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2012	September 29, 2012	December 31, 2011	December 31, 2012	December 31, 2011
GAAP net income attributable to Entegris, Inc.	$11,256	$18,037	$40,161	$68,825	$123,846
Adjustments to net income attributable to Entegris, Inc.:
Amortization of intangible assets	2,335	2,389	2,462	9,594	10,225
Accelerated write-off of debt costs	—	—	—	—	282
Gain on sale of equity investment	—	—	—	(1,522)	(1,523)
Gain associated with pension curtailment	—	—	—	—	(726)
Charge associated with CEO succession and transition plan	—	3,928	—	3,928	—
Reversal of deferred tax valuation allowance (1)	—	—	(20,999)	—	(20,999)
Tax effect of adjustments to net income attributable to Entegris, Inc.	(841)	(2,301)	(896)	(4,643)	(3,355)

Non-GAAP net income attributable to Entegris, Inc.	$12,750	$22,053	$20,728	$76,182	$107,750

Diluted earnings per common share attributable to Entegris, Inc.:	$0.08	$0.13	$0.29	$0.50	$0.91
Effect of adjustments to net income attributable to Entegris, Inc.	$0.01	$0.03	($0.14)	$0.05	$0.12
Diluted non-GAAP earnings per common share attributable to Entegris, Inc.:	$0.09	$0.16	$0.15	$0.55	$0.79

(1)	This amount represents the reversal of the remaining valuation allowance on certain of the Company’s deferred tax assets. The amount excludes the reversal of the valuation allowance on those deferred tax assets realized in 2011 and 2010 based on earnings in those years.

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